1 A NEW ERA OF AGING Alignment Health USA, LLC Confidential and Proprietary Information Copyright Alignment Health USA, LLC 2024 All Rights Reserved | Unauthorized Use Prohibited William Blair 44th Annual Growth Stock Conference

2 Legal Disclaimer Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the Company's ability to attract new members and enter new markets, including the need for certain governmental approvals; its ability to maintain a high rating for its plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to its business model; risks related to its indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to its technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in its labor costs. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2023, and the other periodic reports it files with the SEC. All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law. This presentation includes certain market and industry data and statistics, which are based on publicly available information, industry publications and surveys, reports from government agencies, reports by market research firms and our own estimates based on our management’s knowledge of, and experience in, the industry and market in which we compete. Third-party industry publications and forecasts have been obtained from sources we generally believe to be reliable. In addition, certain information contained in this presentation represents management estimates. While we believe our internal estimates to be reasonable, they have not been verified by any independent sources. Such data involve risks and uncertainties and are subject to change. This presentation contains certain “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit, as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities. For a reconciliation of these non-GAAP measures to the corresponding measures calculated in accordance with GAAP, see the Appendix to this presentation.

3 Year-to-Date Recap Exceptional Growth Results • 165,100 health plan members as of Mar. 31, 2024 • 51% YoY membership growth • 30% YoY reduction in new member voluntary disenrollment during the first quarter • Investments in AVA, network, sales operations and member experience continue to drive growth momentum 2024 Profitability Outlook • 2024 outlook implies 260 basis points of YoY operating cost ratio leverage • Disciplined product bids and strong clinical engagement resulted in an adj. MBR excluding ACO REACH increase of only 150 basis points in Q1 while driving substantial membership growth • Ramping new member engagement supports MBR outlook through the remainder of the year Strong 2025 Positioning • Strong Stars positioning in California ➢ Roughly 95% of Alignment’s California members are in plans that will have a 4-star payment level in 2025. ➢ ~700,000 individuals in competing plans that will decline below a 4-star payment level in 2025 • Alignment’s weighted average benchmark update of 5.0% is more than double the national average of 2.4% • Retention of 2024 members presents margin expansion opportunity in 2025 • Well positioned to execute in second phase-in of v28 risk model changes Successful First Quarter Positions Alignment to Deliver Upon 2024 Outlook and 2025 Growth and Profitability Objectives

Payvider Model: Visibility, Control and Durability

1 Product and Network Control

- **Curated Products** tailored to senior lifestyles
- **High-quality provider networks**
- **Concierge-level support** for a premium member experience

2 Data Proximity and Richness: AVA

- **Alignment Virtual Application (AVA):** Purpose-built technology platform
- **Detailed, real time member data** to support health plan operations
- **Actionable insights** enable timely medical intervention by our Care Anywhere teams

3 Capital Efficient Clinical Engagement: CAW

- **Care Anywhere (CAW):** Employed clinical teams who act on AVA insights
- **Engage proactively** with our highest-risk seniors to improve member health
- Agile teams **deployed at home and virtually**

4 MA Platform Enables Virtuous Cycle

- **Improve health outcomes** through AVA insights and Care Anywhere clinical intervention
- **Medical savings** result from lowering avoidable costs
- **Reinvestment** into superior products using savings derived from medical savings

4

Purpose-Built Medicare Advantage Platform Company

Virtuous Cycle: Doing Well by Doing Good


1
SUPERIOR EXPERIENCE AND ENGAGEMENT
2
PERSONALIZED CARE
3
HIGH-QUALITY, LOW-COST CARE
4
RICHEST COVERAGE AND BENEFITS
5
DRIVES SUSTAINABLE GROWTH
AVA Technology

- Insourced member experience functions
- Enhanced supplemental vendor management
- Streamlined 2024 product benefits

- Developed deeper provider relationships
- Bolstered 24/7 concierge services
- Addressed member townhall feedback

- Increased employed Care Anywhere clinical staff and engagement
- Invested in Stars capabilities

- Ensured YoY benefit stability
- Launched co-branded relationships
- Invested in curated, ethnic-oriented products

- YoY net membership adds of 55,400 as of 1Q 2024; implies 51% YoY growth

5

6 Our Model Enables Us to Manage Costs while Growing Quickly Notes: 1. Alignment MBR reflects adj. MBR excluding ACO REACH. MBR metrics for peers represent the most comparable reported measure to an individual MA MBR. YoY membership comparisons exclude the impact of acquired membership. Alignment Healthcare Peer 1 Peer 2 Peer 6 Peer 4 Peer 3 Peer 5 -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% -20% -10% 0% 10% 20% 30% 40% 50% 60% Y o Y C h a n g e i n Q 1 M B R ( % ) YoY Change in Q1 MA Membership (%) Q1 2024 YoY Change in MBR (%) vs Change in MA Membership (%) B e tt e r Better • Alignment has differentiated itself by achieving superior growth while leveraging its care model and AVA to manage MBR • In comparison to a peer group of national publicly traded health plans, Alignment was the fastest growing MA plan growing at a rate 25x the average of the peer set • MBR for the peer set increased an average of 280bps year-over-year, with higher growth health plans among the peer set showing even greater MBR increases

7 Creates Visibility, Control, and Durability Across Value Drivers Required for Success AVA Platform Performance Management Real-time outcome tracking and performance measurement across value drivers Unified Data Platform Actionable Data and Insights | Accurate, Timely, Complete Core Infrastructure Applications Integrated applications and data across the company Value Drivers Product • Sales • Retention • Stars • Risk Adjustment • Utilization • Unit Cost • G&A Scale Growth Applications Broker and member portals Quality / Risk Adjustment Applications Timely, complete, accurate and compliant documentation Quality / Stars Applications Effective quality program management Care Management Applications Population health and care management

8 74% MEMBERSHIP 5% INSTITUTIONAL CLAIMS 7% MEMBERSHIP 19% INSTITUTIONAL CLAIMS 7% MEMBERSHIP 1% INSTITUTIONAL CLAIMS HEALTHY PRE-CHRONICHEALTHY UTILIZER Notes: 1. Based on at-risk members, Aug 2022 - Jul 2023 dates of service. 2. Based on October 2022 to September 2023 encounter data. 3. Estimated number of visits per year includes members who had an initial CAW visit plus estimates including program-based follow-up activities and engagement (telephonic and virtual). 12% MEMBERSHIP 74% INSTITUTIONAL CLAIMS 74% MEMBERSHIP 5% INSTITUTIONAL COSTS 26% MEMBERSHIP 95% INSTITUTIONAL COSTS Average Member Primary Care Physician (PCP) Visits Per Year: ~5 (2) CHRONIC Estimated Care Anywhere Member Touches Per Year: ~25 (3) Care Anywhere Team Physician Social Worker Advanced Practice Clinician Case Manager Proactive Outreach | 24/7 access | Enhanced Care Coordination Behavioral Health Coach Care Coordinator Medical Assistant We Control Costs by Managing Care AVA | Member Risk Stratification AVA stratifies members into risk categories; Care Anywhere teams proactively target interventions for chronic, high-risk members (1)

Personalized Healthcare

Delivered at the Home and Virtually

- Extreme risk indicates high priority for Care Anywhere clinical engagement
- Members predicted to be "Extreme" and "High Risk" account for 64% of hospital admissions

- Computer algorithms identify potential undocumented conditions and generate supporting clinical logic

- Clinical alerts and lab results provide medical context for medical staff and PCPs during Care Anywhere and doctor visits

Report Date: Aug 29, 2019 (01:06PM)

ALIGNMENT HEALTH PLAN

1100 W Town and Country Rd, Suite 1600, Orange, CA 92868

T: 844-310-2247
F: 657-218-7496

TYLER, JANE (83) F **DOB:** 4/3/1936 **Member ID:** 0000001000027 **Language:** English

Address: 46923 Bell Ave, Orange CA, 92857
T: 715-235-4754 **C:** 949-123-4583
Email: aellyn@yahoo.com

PCP | IPA: Sanchez, Elias | PMSJ
Case Manager: Jane Doe
Member Since: 01/01/2019

Product: CalPlus Plan
Care Anywhere: Enrolled
JSA: Completed

APS: 13 | **Admission Risk:** Extreme | **Dual Status:** Medicaid Enrolled | **SDoH:** Homeless

Registry: Home Oxygen, History of Fall, Liver Disease | **DME:** Wheelchair, Cane, Walker

Health Journey



ER
IP 7 Days
Knee Surgery
Diagnoses Cancer
CAW Enrolled
NOV - 18
DEC
JAN - 19
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT - 19

HCC Alerts

Potential Condition	Previously Reported Related Diagnoses ICD10	Date	Provider	Additional Insights	Potential Condition Diagnosed at Visit? Yes	No	Referred	Not Assessed
HCC-57 Schizophrenia	F20.9 Schizophrenia, Unspecified	08/05/2019	Block Michael	Patient is currently taking Seroquel	☐	☐	☐	☐
	F20.9 Paranoid Schizophrenia	07/25/2019	Jeffery Leinen					

HEDIS Gaps

Measure Name	Action Notes
Breast Cancer Screening	Refer member to a radiology office for a mammogram screening within the measurement year.
Comprehensive Diabetes Care - Hba1c>8	Member has been identified to have diabetes and would benefit from a diabetic eye exam. Refer member to an eye care professional (ophthalmologist, optometrist) for at least one diabetic retinal eye exam in the measurement year to check for damage from diabetes. The results should mention presence or absence of retinopathy.

Clinical Alerts

Registry	Clinical Alert	Date
Psychiatric Diagnosis	New Narcotic Prescription	05/08/2019
Dementia	EGD Performed	04/22/2019

Lab Results

Description	Results	Date
Cholesterol in LDL [Mass/volume] in Serum or Plasma by calculation	79.00	09/05/2018
Creatinine [Mass/volume] in Serum or Plasma	1.25	09/05/2018
Glomerular filtration rate/1.73 sq M.predicted [Volume Rate/Area] in Serum or Plasma by Creatinine-based formula (MDRD)	53.00	09/05/2018
Glucose [Mass/volume] in Serum or Plasma	117.00	09/05/2018

- Homelessness and Duals tags suggest the member could benefit from deployment of Care Anywhere social worker to address underlying social determinants of health

- Wheelchair usage prompts a care coordinator to arrange transportation to the next medical appointment using the member's transportation benefit
- Increases likelihood of follow-through on a medically necessary visit, thereby improving member health and reducing cost

- HEDIS gaps indicate Stars improvement opportunity
- Computer algorithms generate detailed action notes for Care Anywhere staff to address during a virtual or in-person visit

9

Notes:
1. All identifying patient information is changed to conceal patient identity. Underlying medical information contains real patient data. This report has been truncated for display purposes.

10 Visibility and Control at the Patient Level Notes: 1. All identifying patient information is changed to conceal patient identity. Underlying medical information contains real patient data. This report has been truncated for display purposes. • Filtering criteria used to precisely analyze and address specific population cohorts with targeted campaigns • Key information callouts provide Care Anywhere APCs with a snapshot overview of their patient panels • The admission risk score category leverages the entirety of AVA’s data feeds and proprietary AI algorithms to stratify and rank the admission risk of Alignment’s members • Care Anywhere clinicians target engagement of “Extreme” and “Very High” risk categories

Visibility and Control at the Market Level

1 Data Collection & Ingestion Under a Single Source of Truth

- 200+ unique data sources
- Admission, discharge, transfer (ADT) feeds from approximately 11,000 hospitals and facilities
- Same-day pharmacy and lab data connections from the vast majority of pharmacies and labs in the US
- Over 13,000 distinct demographic attributes

2 Daily KPI Tracking & Score Cards

- Data and predictive insights are aggregated into KPI dashboards across the enterprise for daily performance monitoring
- Workflow tools support daily clinical, financial and operational activities
- Detailed patient information, clinical gaps and care journey conveniently accessible for virtual calls and home visits

3 Actionable Operations

- **Medical cost management foundations:** In-home visits, network provider reviews, 24/7 telephonic and electronic support are all supported by AVA intelligent insights
- Clinical leaders and regional operators meet daily to address utilization hotspots
- Management of key clinical metrics drives financial outcomes: inpatient admissions per thousand, obs. rate, 30-day readmission, etc.

Unified Data Platform
Actionable Data | Accurate, Timely, Complete

ADT Events
Medical Claims
CRM / Call Center
EHR / EMRs
Unstructured Medical Data
HRAs
Rx Claims
Labs
IoT Devices
Consumer Data / SDOH
Genomics
HIEs



Network Performance Dashboard
Comprehensive Patient Profiles
Real-Time Utilization Tracking
Post-Discharge Monitoring
Panel Management



Physician
Advanced Practice Clinician
Medical Assistant
Social Worker
Behavioral Health Coach
Case Manager
Care Coordinator

11

IPA Case Study: Rapid Response to Utilization Hotspots

- Alignment grew membership substantially with a new IPA relationship during the 2024 AEP. Members in this IPA were previously not well managed.
- AVA's real time admission, discharge and transfer feeds immediately flagged signs of high utilization in January, signaling the need for clinical intervention.
- Care Anywhere rapidly deployed clinical resources toward post-discharge management and ongoing chronic disease management for those identified as high risk .
- Alignment medical leadership collaborated with the IPA on after-hours case management and joint operating reviews.
- Inpatient admissions per thousand were reduced by 36% in the first 3 months due to AVA's timely insights and Care Anywhere's quick clinical response. Targeting another ~35% reduction by year-end.


Inpatient Admissions per Thousand
Actual Results
Operating Target
36% reduction in Inpatient APK in 3 months
316
255
228
201
150
Jan
Feb
Mar
Apr
YE 2024

12

13 2 Product Investment $0 $50 $100 $150 $200 $250 $300 2018 2019 2020 2021 2022 2023 2024 Average Rebate Value ($ pmpm) 3 Membership Growth 1 Medical Outcomes IPA Case Study: MBR Management Drives Virtuous Cycle • Initial Entry: Members who were paneled to doctors affiliated with the IPA were extremely complex (70% dually-eligible) but received only basic case management services that were insufficient for their health profile. • Market Improvement: Care Anywhere deployment leveraged greater use of health coaches and social workers to address the social and clinical issues in this population. AVA insights jointly used by Alignment and IPA’s case management teams to coordinate on chronic care management and member outreach. Financial alignment created by shared-upside risk pool arrangement supported collaborative efforts to improve member health. • Results: AVA insights and market actions resulted in visibility into and management of member chronic conditions, social issues, and inpatient admission reductions. A portion of medical cost savings were reinvested in product benefits which resulted in high-margin growth. 80 100 120 140 160 180 200 220 60% 65% 70% 75% 80% 85% 90% 95% 2018 2019 2020 2021 2022 2023 MBR (%) and Inpatient Admissions per Thousand MBR (%) Inpatient APK 0 500 1,000 1,500 2,000 2,500 3,000 2018 2019 2020 2021 2022 2023 Average Medicare Advantage Enrollment

14 Disruptive, purpose-built Medicare Advantage platform The Medicare Advantage Platform for the Future Investments in operations and AVA accelerating our virtuous cycle Medical cost visibility and control supports 2024 profitability outlook Widening advantages versus incumbents on Stars and risk model changes Positioned to expand margin and grow at or above 20% in 2025 and beyond